Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

FREIGHTCAR AMERICA, INC.,	)
)
Plaintiff,	)
)
v.	)	Case No. 1:13-cv-4889
)
UNITED STEEL, PAPER & FORESTRY,	)
RUBBER, MANUFACTURING, ENERGY,	)
ALLIED INDUSTRIAL & SERVICE WORKERS	)
INTERNATIONAL UNION, AFL-CIO, CLC,	)
DAVID ALT, LARRY AMANN, ROBERT	)
AMBROVICK, JEFFREY ANDERSON, PHILIP	)
ANDERSON, SR., ERNEST ANDREWS, GEORGE	)
ANDYSHAK, DAVID ANTAL, RALPH	)
ANTONIO, JR., FRED BABICH, KENNETH	)
BAKER, ANDREW BAKOS, JR., MARK	)
BALOGA, PAUL BALOGA, STEPHEN BANGO,	)
THOMAS BANGO, CHARLES BANKS, DARLIN	)
BARBER, JAMES BARBERA, BRADLEY	)
BARCLAY, MICHAEL BARELICK, JEFFREY	)
BAXTER, ELIZABETH BEARER, JAMES BECK,	)
PERRY BECKER, JAMES BEECHAN, RALPH	)
BENSHOFF, RODNEY BENSON, THOMAS	)
BENYA, ANTHONY BENYACKO, RICHARD	)
BENYACKO, MICHAEL BERNAT, EMORY	)
BEZILA, JR., EDWARD BINNIE, JAMES	)
BLASKO, GEORGE BLASKO, JR., FLORENCE	)
BLOCK, JOSEPH BLOCK, MARTIN BLOCK,	)
GARY BLOUGH, RONALD BLOUGH, JOHN	)
BOAST, WILLIAM BOBAK, RICHARD	)
BONCOSKI, CYRIL BOOTHBY, AMOS	)
BOSTOCK, ROBERT BOWDEN, GEORGE	)
BOWMAN, DOUGLAS BOWSER, JOHN BOYER,	)
EARL BOYER, JR., RALPH BOYLE, DAVID	)
BRACKEN, DAVID BRACKEN, JR., THOMAS	)
BRAWLEY, RALPH BRETZ, JR., REGINALD	)
BRITT, JOSEPH BUCCERI, SAMUEL	)
BUCHKOVICH, JOHN BUDZINA, FREDERICK	)
BUMBERNICK, JAMES BURDA, PASSMERE	)
BURKETT, RICHARD BURKETT, GEORGE	)
BURKHART, JOHN BURKHART, JOSEPH	)
BURKHART, MELVIN BURKHART, PAUL	)

BURSKY, ALFRED BUTERBAUGH, JR.,	)
WILLIAM CALABOYIAS, JOHN CAMPAGNA,	)
MARYANN CASADO, DEBORAH	)
CASTIGLIONE, JERRY CATANESE, GREGORY	)
CAVALLO, DANIEL CEKADA, ROBERT	)
CEKADA, JR., MICHAEL CHALICH, BARRY	)
CHANONICH, MICHAEL CHANONICH, KIM	)
CHARNEY, JOHN CHERNISKY, JOSEPH	)
CHON, ROBERT CHRISTNER, RAYMOND	)
CIOTTI, THOMAS CLARK, DENNIS COBAUGH,	)
DENNIS CONAHAN, GORDON CONNOR,	)
NICKY COOPER, JAMES CRAWFORD,	)
GEORGE CRESSLEY, JAMES CROYLE,	)
BRADLEY CULLEN, PAUL CVEJKUS, JOHN	)
DABBS, RANDAL DALEY, CLIFFORD DAVIS,	)
GERALD DAVIS, ROBERT DAVIS, PAMELA	)
DEEM, DAVID DELASKO, HERBERT	)
DELAWDER, JOYCE DELGRANDE, MICHAEL	)
DELICH, LOUIS DELSIGNORE, THEODORE	)
DENEEN, THOMAS DENEEN, ARTHUR	)
DESALVO, DAVID DESKEVICH, JOHN	)
DESKEVICH, GARY DEWITT, WILLIAM	)
DIBARTOLA, DALTON DIETZ, DAVID DIETZ,	)
EARL DILL, ALBERT DISHONG, JAMES DOLL,	)
FLORENCE DOUGHTY, NICHOLAS	)
DRAGOVICH, EDWARD DRESSICK, KATHRYN	)
DUBNANSKY, AUDREY DUBOVECKY, JOHN	)
DUBOVECKY, ROGER DUMAN, DAVID	)
DURICA, DAVID ECKENROD, KENNETH	)
ECKENRODE, RALPH EDMISTON, JR.,	)
MICHAEL EDWARDS, JOSEPH EGET, JAMES	)
EMERSON, ROBERT ENDLER, TERRENCE	)
ENGLEHART, FRANCIS ENY, GARY ERNEST,	)
ROBERT EVACKO, THOMAS EVANS, JOHN	)
EWASKO, JOHN FABRY, JR., ELIZABETH	)
FANI, REGIS FARABAUGH, RONALD	)
FARABAUGH, WILLIAM FARKAS, DONALD	)
FAUST, JAMES FEIGHTNER, PAUL FERBIAK,	)
WILLIAM FETSIK, EUGENE FETSKO,	)
RICHARD FETSKO, RICHARD FISHER,	)
LILLIAN FLECK, JAMES FOCKLER, CHARLES	)
FRATRICK, TERRY FROMBACH, THOMAS	)
FULCOMER, JOHN FURFARI, ARNOLD	)
FYOCK, BRUCE FYOCK, STEVE GAGAN, JR.,	)
DAVID GAGE, THOMAS GAHAGAN, LARRY	)
GALAYDA, MARILYN GARLAND, LINDA	)

GARRETT, DONALD GASTON, DONALD	)
GATES, ERNEST GEIGER, LAURENCE	)
GENTILE, LEONARD GENTILE, JOHN GERAK,	)
KEITH GERBER, CLIFFORD GIBSON,	)
KENNETH GLASS, FRANCIS GLESSNER,	)
FRANK GLOVACH, MICHAEL GOGA,	)
FRANCIS GOMOLKA, JAMES GONDA, DAVID	)
GONGLOFF, WILLIAM GONGLOFF, VICTOR	)
GOOD, MICHAEL GORE, JAMES	)
GOUGHNOUR, BERNARD GOWARTY,	)
RICHARD GRACIE, TERRY GREATHOUSE,	)
JOHN GRECEK, JOSEPH GREGORCHIK,	)
DENNIS GRESH, FLORENCE GRIFFITH,	)
GILBERT GRIFFITH, GREGORY GRIFFITH,	)
TED GROHAL, JR., ELMER GROVE, CHARLES	)
GUSTKEY, JR., JULIA GVOZDICH, ROBERT	)
HABERKORN, ROBERT HAJER, GERALD	)
HAMROCK, JOHN HAMROCK, PETER	)
HAMRYSZAK, BRENDA HANEY, THEODORE	)
HAROLD, JOHN HAYWOOD, JR., CATHERINE	)
HEINLEIN, DAVID HELD, DONALD HEMING,	)
JAMES HEMING, RANDY HENICO, RONALD	)
HENRY, JOHN HENSAL, GLENN	)
HERSHBERGER, KENNETH HETZ, JR.,	)
JOHNALIE HILL, THOMAS HILL, JOSEPH	)
HIPP, LINTON HOCHSTEIN, JAMES HOGUE,	)
JR., JAMES HOHMAN, JR., PATRICIA	)
HOLIFIELD, GARRY HOLLIS, DANIEL	)
HOLLOWNICZKY, ROBERT HOMOLA,	)
ROBERT A. HOMYAK, ROBERT A. HOMYAK,	)
DAVID HORNBAKE, JR., ALBERT	)
HOSTETLER, JACK HOUSTON, DANIEL	)
HOWARD, RANDY HOWARD, ROBERT	)
HOWARD, JOHN HUBER, KENNETH HUBER,	)
EUGENE HUDAK, GENE HUDSON, RUSSELL	)
HUFFORD, LORETTA HUGHES, KENNETH	)
HUTCHINSON, JANE HUTZEL, LARRY ICKES,	)
JAMES JANOSIK, ANDREW JAROSYK, JOHN	)
JEDRZEJEK, TERRY R. JOHNSON, TERRY W.	)
JOHNSON, JOHN JORDAN, ROBERT	)
JOSEPHSON, STANLEY JURETIC, WILLIAM	)
KANE, JOSEPH KANICH, CHARLES KARALFA,	)
ROBERT KARALFA, FRANCIS KASCHALK,	)
GLENN KATRANCHA, SHIRLEY KEARNEY,	)
RUSSELL KEGG, JACK KEILMAN, JR., BRIAN	)
KEITH, DAVID KEITH, JOHN KERN, MICHELE	)

KILLINGER, DENNIS KIMMEL, GARY	)
KIMMEL, KATHLEEN KIMMICK, REGIS	)
KINBACK, DAVID KINDYA, THOMAS KINDYA,	)
WILLIAM KING, DANIEL KIRKPATRICK,	)
MARK KIRSCH, SR., STEVEN KISHLOCK,	)
CHARLES KIST, VAUNE KIZAK, WILLIAM	)
KLEIN, PAULA KLEINMAN, DONALD KLINE,	)
GREGORY KLINE, DARRELL KLINK, DUSTY	)
KNAVEL, PAUL KNEPPER, WILLIAM KNISEL,	)
JR., THOMAS KOCIBAN, GEORGE KOCSIS,	)
DONALD KOLAR, DAVID KONDAS,	)
MARGARET KORBER, JOHN KOTT, JOHN	)
KOVACS, DAVID KOZLICK, RICHARD	)
KRIVACH, CURTIS KRUG, KEVIN KUDEL,	)
JOHN KUHARCIK, MICHAEL KULBACK,	)
VIVIAN KULKA, THEODORE KUROWSKI,	)
DAVID KURTZ, MARK KUSHER, MICHAEL	)
KUZILLA, PAUL KUZMA, MARY KUZMINSKY,	)
ALAN KUZMYAK, PATRICK LABARKO,	)
GEORGETTA LABUDA, DOROTHY LAICHAK,	)
JOHN LAKE, CLAYTON LAMB, STERLING	)
LARUE, WALTER LASINSKY, LYNN LAUER,	)
JENO LECCI, ROBERT LICHTENFELS, MARK	)
LIEB, DOROTHY LIGHTCAP, DENNIS	)
LIPSINIC, RICHARD LIPUMA, DONALD	)
LITTLE, JAMES LITTLE, WILLIAM LITTLE,	)
SAMUEL LLOYD, VERNON LLOYD, BETTY	)
LONCALA, LANCE LONG, DONALD	)
LORDITCH, CHARLES LOVRICH, DAVID	)
LOWTHER, ALICE LOYA, GERALD	)
LOZANOFF, WILLIAM LOZANOFF, HAROLD	)
LUCAS, MICHAEL LUCAS, THEODORE	)
LUCAS, JOHN LUTCH, KEVIN LUTE,	)
WILLIAM LUTHER, BRIAN MACKELL,	)
JOSEPH MACRI, DAVID MACY, JAMES MACY,	)
JOSEPH MACY, RUDOLPH MAIORANA,	)
SANDRA MALDET, TELFORD MANGES, JOHN	)
MARCHITELLI, JOSEPH MARCINKO,	)
RONALD MARDIS, DONALD MAREK,	)
FREDRICK MARIAN, LESTER MARSH,	)
SAMUEL MARTIN, JAMES MASH, RONALD	)
MASH, ERNEST MATULA, FRANCIS MAUL,	)
LARRY MAY, DENNIS MCBRIDE, JAMES	)
MCCARTHY, HARVEY MCCLINSEY,	)
KATHLEEN MCCREARY, DOMINICK	)
MCCUCH, JAMES MCGARY, SR., JOHN	)

MCGREEHAN, RICHARD MCKRUSH, JOSEPH	)
MEDVESKY, LARRY MEEKINS, FRED MEIER,	)
HARVEY MEYERS, RONALD MEYERS,	)
ROBERT MICAL, NICHOLAS MICALI,	)
WILLIAM MICHAELS, PETER MIDER, LOUIS	)
MIHALIC, EDWIN MIKESIC, MICHAEL	)
MILANOVICH, DENNIS MILES, DAVID	)
MILLER, EARL MILLER, GEORGE MILLER,	)
LINDA MILLER, RICHARD MILLER, SCOTT	)
MILLER, THOMAS MILLER, KENNETH	)
MIRILOVICH, MARLIN MISHLER, JOSEPH	)
MITORY, ROBERT MITORY, TERRY MOCK,	)
GEORGE MOEHLER, DAVID MOLCHAN,	)
ANDREW MOLNAR, RUDOLPH MORALES,	)
GEORGE MORGAN, JULIUS MORGAN,	)
CURTIS MORRIS, ELIZABETH MORRIS,	)
KENNETH MORRIS, STANLEY MORRIS,	)
THOMAS MORRIS, JR., ROBERT MOSCHGAT,	)
JR., DONALD MOSKEY, DENNIS MOTTER, JR.,	)
GERALD MULL, PAUL MURGAS, CHARLES	)
MURPHY, DAVID MURPHY, JAMES MURPHY,	)
MARTIN MURPHY, ELWOOD MUSSELMAN,	)
JOSEPH MYERS, WILLIAM NACOSKY,	)
ROBERT NAGLE, STEPHEN NARDECCHIA,	)
WAYNE NAZARAK, JAMES NEIDERLANDER,	)
FRANCIS NEISNER, GARY NEWCOMER,	)
EVERETT NEWKIRK, JR., ROGER NEWMAN,	)
MICHAEL NIKONOW, CARMEN NOVAK,	)
JOSEPH NOVAK, DONALD NUGENT, JOHN	)
OAKES, THOMAS OCIPA, DENNIS OLSAVSKY,	)
DONALD OSBORN, FLOYD OSHALL, JR., ROY	)
OSWALT, JR., DENNIS OTT, EDWIN OTT,	)
LAWRENCE OWENS, ANTHONY PALUMBO,	)
JOSEPH PAPCUN, THOMAS PAPCUNIK,	)
STEPHEN PAPINCHAK, STEPHEN PARONISH,	)
EDWARD PATOSKY, THOMAS PAVIC,	)
WILLIAM PEDERSEN, THOMAS PENROD,	)
PAUL PERCHERKE, ANDY PERETIN, MARTIN	)
PERETIN, LEON PERRIN, JOSEPH PERUSO,	)
JUDITH PETROVCIC, JAMES PHENICIE,	)
THOMAS PILJAY, STANLEY PISARCIK,	)
KATHY PISCITELLA, BRUCE PITT, FRANCIS	)
PITT, JOHN PLEWA, DONNA PLUNKARD,	)
MELVIN POBORSKY, ANDREW PODOLAK,	)
ROBERT PODOLAK, JOSEPH POLACEK,	)
SAMUEL POLLAK, RONALD PONCHEK,	)

RALPH POOLE, RAYMOND POPCHAK, LOUIS	)
POPOLO, CHARLES POTTS, CAROL POUNDS,	)
CHRISTOPHER PRIBISH, LEE ANN PRIBISH,	)
DONALD PRICE, MARCIE PRICE, RANDALL	)
PRICE, HENRY PRISTOW, THEODORE	)
RAINEY, HARRY RANDOLPH, RICHARD	)
RANKIN, DENNIS RATOSKY, SR., ROBERT	)
RAUCH, GLORIA REAM, THOMAS REED,	)
JACK REESE, MICHAEL REGAN, CARL	)
REPLOGLE, DAVID RIEGER, WAYNE RIEGER,	)
FRANK RIVELY, JOSEPH ROBINSON,	)
STANLEY ROK, JR., DANNY RORABAUGH,	)
DEAN RORER, JOSEPH ROSELLA III, DENNIS	)
ROSEMAN, DELBERT ROWE, DAVID	)
RUMMEL, JOHN RUMMEL, TERRENCE RYAN,	)
JOHN SABO, LAWRENCE SAINTZ, JAMES	)
SALTYS, WILLIAM SAVERING, FRANK	)
SCAPPINO, SAMUEL SCHALL, WILBERT	)
SCHILLING, WILLIAM SCHILLING, GEORGE	)
SCHMIDT, WILLIAM SCHRADER, THADDEUS	)
SCHRUM, JOHN SEDEWAR, WILLIAM	)
SEKERAK, HAROLD SELAPACK, DANIEL	)
SEMINSKY, THOMAS SEMINSKY, ROBERT	)
SHACKLEFORD, ALLEN SHAFFER, ERNEST	)
SHAFFER, GLENN SHAFFER, ALBERT	)
SHARBAUGH, JOHN SHAW, EDWIN SHERRY,	)
DARREL SHETLER, MELVINA SHIBER, PAUL	)
SHINGLE, GEORGE SHOLTIS, EDWARD	)
SHOOK, JAMES SHORTENCARRIER, WALTER	)
SHROYER, CLARENCE SHULTZ, DONALD	)
SHULTZ, PEGGY SHUSTER, GEORGE SIDOR,	)
JR., DONALD SIKIRICA, DAVID SIMMONS,	)
RICHARD SIVEC, FOSTER SKRACK, RONALD	)
SLEZAK, ROBERT SMAY, RAYMOND SNYDER,	)
DANIEL SOJAK, JOHN SOKACH, LOUIS	)
SOLOMON, CHARLES SORBER, JR., JAMES	)
SOTO, ANNA SOWERBROWER, RONALD	)
SOWERBROWER, KENNETH SOWERS,	)
BERNARD SPAUGY, THOMAS STANKO, JOHN	)
STEFANIK, BRYAN STEM, ALLEN STEPHENS,	)
RICKY STEPHENS, ROXANNE STEPHENS,	)
JACK STEPHENSON, STEVE STEVENS,	)
VINCENT STEVENS, DONALD STEVENSON,	)
DAVID STILES, ROY STILES, GLENN	)
STRANDQUEST, ROY STRAW, DONALD	)
STRAYER, RICHARD STRENKO, MICHAEL	)

STRUSHENSKY, JAMES SULLIVAN, JAMES	)
SULOSKY, WILLIAM SULOSKY, ANTHONY	)
SUNSERI, JOANN SWANHART, KENNETH	)
SWANHART, ROBERT SWANHART, GEORGE	)
SWANSINGER, CHRISTOPHER SWARTZ,	)
CASIMIR SZWAST, FRANCIS TALLYEN, PAUL	)
THIR, WILLIAM THOMAS, RICHARD	)
THOMPSON, RONALD TIFFANY, LAWRENCE	)
TIFFANY, JR., ALEX TOTH, ALEXANDER	)
TOTH, RANDY TOTH, RAYMOND TOTH,	)
ROBERT TOTH, LAURA TREESE, PATRICIA	)
TRIPLIN, LINDA TULLY, STEPHEN TURCHAK,	)
DENNIS URBAS, TOMMY VATAVUK,	)
RICHARD VELEMIROVICH, DAVID VERBA,	)
RONALD VERDAVOIR, LLOYD VEROSTICK,	)
GEORGE VISH, GERALD VOGEL, JAMES	)
VOGEL, KENNETH VOGEL, RANDALL	)
VOLOCKO, EMERSON WADSWORTH,	)
MICHAEL WAGNER, LARRY WAINWRIGHT,	)
DANIEL WALK, RICHARD WALSH, JOSEPH	)
WALTERS, DAVID WALTIMIRE, VINCENT	)
WARNER, WILLIAM WAUGH, CLETUS	)
WAVREK, RICHARD WAY II, NICHOLAS	)
WAYNIK, JOSEPH WEAKLAND, MELVIN	)
WEATHERWALK, MILTON WEAVER,	)
WILLIAM WEAVER, JOHN WEGRZYNIAK,	)
MARK WELTNER, EUGENE WENTZ, EDWARD	)
WERFEL, EDGAR WESTRICK, THOMAS	)
WHITE, ALAN WHYSONG, DANIEL WICKS,	)
AUDREY WIER, GEORGE WILDE, JAMES	)
WILL, ERNEST WILSON, JANE WILSON,	)
MICHAEL WOLK, RUTHANN WOS, ROBERT	)
WYANDT, PAUL WYLAND, ALBERT	)
YANOSKY, DUANE YERTY, CHARLES	)
YINGLING, RALPH YODER, WILLIAM YODER,	)
JOHN YOKITIS, JOHN YONKOSKI, ERIC	)
YOST, JANICE YOUNG, EDWARD YURAN,	)
SHIRLEY ZABALA, JOHN ZAHORCHAK,	)
ANDREW ZAHURAK, DAVID ZAJDEL, JAMES	)
ZALIZNOCK, ANTHONY ZANGHI, ROBERT	)
ZAREMBA, FRANK ZEGLIN, JR., PAUL	)
ZIMMER, AND SHIRLEY ZOSKEY	)
)
Defendants.	)

COMPLAINT FOR DECLARATORY JUDGMENT

Plaintiff FreightCar America, Inc., as parent corporation of an entity previously known as Johnstown America Corporation (“FreightCar” or the “Company”), for its complaint for declaratory judgment against defendants United Steel, Paper & Forestry, Rubber, Manufacturing, Energy, Allied Industrial & Service Workers International Union, AFL-CIO, CLC (“USW”) and the former employees and surviving spouses of deceased former employees of FreightCar, identified in the caption above (“Retiree Defendants”), states as follows:

INTRODUCTION

1. As retired employees or surviving spouses of retired employees, the Retiree Defendants have been eligible for Company-subsidized medical coverage and life insurance benefits under various plans sponsored by FreightCar. The current plan in effect is known as The JAC-USWA Health and Welfare Plan (together with past versions, the “Plan”). The Plan is an employee welfare benefit plan governed by the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. § 1001 et seq. (“ERISA”).

2. ERISA does not require automatic vesting of employee welfare benefit plans, and FreightCar at no time intended the retiree medical coverage and life insurance benefits provided under the Plan to be vested. FreightCar has fulfilled its obligations under all collective bargaining agreements previously in effect between the USW and the Company addressing welfare benefits available to employees upon retirement, and FreightCar has the right to reduce or eliminate these benefits.

3. Under the terms of the Plan documents, FreightCar “expressly reserve[d] the right to change or terminate those retiree benefits at any time, both for individuals who are already retired at that time and employees who retire thereafter.” Furthermore, FreightCar “specifically emphasize[d]” in the Plan documents “that the act of retirement does not give the retiree a right to receive the same benefits under this plan for the rest of his or her life.”

4. FreightCar (through its corporate predecessors) sought to terminate retiree medical and life insurance benefits in early 2002, but the USW and the Retiree Defendants (collectively, “Defendants”) challenged FreightCar’s ability to do so in two class action lawsuits. Specifically, the Defendants claimed that the retiree medical and life insurance benefits were vested and could not be changed. FreightCar has consistently maintained that it could reduce or eliminate the retiree medical and life insurance benefits subject to the terms of the Plan documents, with which it has complied.

5. The parties eventually settled the class action lawsuits pursuant to a settlement agreement entered into as of February 28, 2005 (the “Settlement Agreement”). Under the Settlement Agreement, FreightCar agreed to make certain levels of contributions to the medical coverage for the Retiree Defendants and to continue to provide life insurance benefits at their amount at the time. However, the Settlement Agreement expressly provided that as of November 30, 2012, FreightCar could cease making these contributions. The Settlement Agreement further provided that if FreightCar stopped making the contributions, both parties would “retain their legal positions that they asserted” in the class action lawsuits.

6. In advance of the November 30, 2012 voluntary termination date, specifically in June 2011, FreightCar and the USW began discussing the possibility of an extension beyond November 30, 2012 for Company contributions to retiree medical coverage and life insurance benefits at a reduced amount and on other mutually acceptable terms. Thereafter, from June 2011 to June 2013, the parties engaged in ongoing discussions—with the USW and former class counsel, Feinstein Doyle Payne & Kravec, LLC, negotiating on behalf of the Retiree

Defendants—in an effort to reach a new agreement with respect to continuing contributions by FreightCar for medical coverage for the Retiree Defendants and the continuing provision of life insurance benefits. Notwithstanding numerous meetings and discussions, the parties have been unable to reach a new agreement.

7. Having spent over two years in negotiations with the USW and former class counsel, and having been unable to reach a consensus as to the terms and scope of potential future contributions for retiree medical coverage and life insurance benefits, FreightCar is terminating effective October 1, 2013 its contributions for medical coverage provided to the Retiree Defendants and the provision of life insurance benefits.

8. FreightCar brings this action to confirm its rights under ERISA to reduce or terminate retiree medical coverage and life insurance benefits pursuant to the Plan.

JURISDICTION, VENUE, AND SUBJECT MATTER

9. This is an action brought pursuant to the Declaratory Judgment Act, 28 U.S.C. § 2201 et seq., and the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. § 1001 et seq.

10. FreightCar seeks a declaration that the Retiree Defendants are not entitled to vested, lifetime retiree medical and life insurance benefits from FreightCar. FreightCar further seeks a declaration that it has the legal right to modify, amend, or terminate the retiree medical coverage and life insurance benefits currently provided under the Plan.

11. This Court has jurisdiction pursuant to the Declaratory Judgment Act because the Retiree Defendants and the USW in the past have brought coercive actions over the same issues presented here against FreightCar under Sections 502(a)(1)(B), 502(a)(3), 502(e)(1), and 502(f) of ERISA, 29 U.S.C. §§ 1132(a)(1)(B), 1132(a)(3), 1132(e)(1), and 1132(f). The USW further is a proper party to this lawsuit because it has been the lead negotiator on behalf of the Retiree Defendants over the past two years seeking continuing contributions by the Company to the medical coverage provided to the Retiree Defendants and the continuation of life insurance benefits.

12. Venue is proper in the Northern District of Illinois under Section 502(e)(2) and 502(f) of ERISA, 29 U.S.C. §§ 1132(e)(2) and 1132(f), because the Plan is administered at FreightCar’s national headquarters in Chicago, Illinois, which is located in this District, and any alleged breach of statutory rights upon which Defendants may premise a coercive action occurred in this District. Venue is also proper in this District under 28 U.S.C. § 1391 because a substantial part of the events giving rise to the claims at issue herein occurred at Company headquarters in Chicago, Illinois.

PARTIES

13. FreightCar is a Delaware corporation with its corporate headquarters and principal place of business in Chicago, Illinois. FreightCar is a leading manufacturer of railcars and operates facilities throughout the United States. FreightCar (or its corporate predecessors) has been an “employer” and “plan sponsor” of The JAC-USWA Health and Welfare Plan (or its predecessor plans) within the meaning of Sections 3(5) and 3(16)(B)(i) of ERISA, 29 U.S.C. §§ 1002(5) and 1002(16)(B)(i). The Plan provides for medical coverage for certain groups of retirees (or the surviving spouses of retirees), and life insurance benefits for certain groups of retirees, who were formerly employed at FreightCar’s Johnstown, Pennsylvania facilities (the “Johnstown Facilities”). The Plan is an “employee welfare benefit plan” under Section 3(1) of ERISA, 29 U.S.C. § 1002(1).

14. Upon information and belief, defendant USW is an unincorporated association with its headquarters in Pittsburgh, Pennsylvania. The USW was the collective bargaining representative for workers at the Johnstown Facilities and negotiated collective bargaining agreements with FreightCar (or its corporate predecessors) relating to, among other things, retiree medical and life insurance benefits. The USW has continued to represent the Retiree Defendants concerning FreightCar’s contributions to medical coverage and life insurance benefits from at least June 2011 to the present date.

15. The Retiree Defendants are former employees, or the spouses of deceased former employees, of FreightCar (or its corporate predecessors) employed at the Johnstown Facilities. The Retiree Defendants are eligible to receive medical coverage under the Plan, and eligible retirees additionally receive life insurance benefits under the Plan. The Retiree Defendants were also class representatives or class members in United Steelworkers of America, AFL-CIO-CLC, Geraldine Deemer, and Darrell Shetler v. Johnstown America Corporation, et al., No. 02-cv-806 (W.D. Pa.) (the “Deemer Litigation”), United Steelworkers of America, AFL-CIO-CLC, Reggie Britt, et al. v. Johnstown America Corporation, et al., No. 03-cv-1298 (W.D. Pa.) (the “Britt Litigation”), or Sowers v. FreightCar America, Inc., et al., No. 07-cv-201 (W.D. Pa.) (the “Sowers Litigation”). Upon information and belief, the individual Retiree Defendants are residents of Delaware, Florida, North Carolina, Oklahoma, Pennsylvania, South Carolina, or Tennessee.

16. This Court has personal jurisdiction over Defendants pursuant to Section 502(e) of ERISA, 29 U.S.C. § 1132(e).

FACTUAL ALLEGATIONS

Johnstown America Purchased the Johnstown Facilities in 1991 and Agreed to Mirror Benefits Previously Provided by Bethlehem Steel

17. The Retiree Defendants are all former employees, or spouses of deceased former employees, of Johnstown America Corporation (“Johnstown America”), employed at the Johnstown Facilities.

18. Prior to 1991, Bethlehem Steel Corporation (“Bethlehem”) owned the Johnstown Facilities and produced railcars there. In 1991, Johnstown America acquired the assets of the Johnstown Facilities from Bethlehem.

19. As part of the purchase of the Johnstown Facilities, Johnstown America entered into a collective bargaining agreement with the USW and agreed in a side letter to the collective bargaining agreement (“Side Letter 22”) to “create mirror bargaining unit employee benefit plans material in all respects to the Bethlehem plans they replace.” The Bethlehem plans in question provided for medical benefits to retirees or surviving spouses and life insurance benefits to retirees “so long as the individual remains retired from the Company or receives a Surviving Spouse’s benefit, notwithstanding the expiration of [the Bethlehem plans], except as the Company and the Union may otherwise agree.”

20. Pursuant to Side Letter 22, Johnstown America provided medical and life insurance benefits which mirrored the benefits provided by the Bethlehem plans from 1991 until 1997.

Johnstown America and the USW Renegotiated the Agreement to Mirror Benefits in 1997 and Established that Retiree Medical and Life Insurance Benefits Would Be Provided Pursuant to Johnstown America’s Employee Guide

21. In 1997, Johnstown America and the USW entered into a new collective bargaining agreement (the “1997 CBA”), which superseded and replaced the earlier collective bargaining agreement.

22. Two important provisions of the 1997 CBA addressed Johnstown America’s obligations regarding the provision of retiree medical and life insurance benefits.

23. First, the 1997 CBA contained an integration clause (commonly referred to as a “zipper clause”) which explicitly abrogated all prior agreements not referenced in the new collective bargaining agreement. This clause stated that:

This Agreement and the documents expressly referred to herein are the only documents by which the parties intend to be contractually or statutorily bound. Any document, not expressly referred to herein that may be brought forth by either the Company or the Union after ratification of this Agreement may be included as part of this Agreement, provided that both parties agree to its inclusion. All appendices from previous agreements have either been consolidated into Articles of this Agreement or in any event, are no longer part of this Agreement.

24. The 1997 CBA expressly referred to a number of side letters from earlier collective bargaining agreements, which became part of the 1997 CBA pursuant to the zipper clause referenced in Paragraph 23 of this Complaint. The 1997 CBA did not incorporate Side Letter 22 by reference, resulting in the abrogation of that agreement by the parties.

25. Instead, the parties addressed retiree medical and life insurance benefits in Appendix 9 to the 1997 CBA.

26. Appendix 9 of the 1997 CBA states that:

The Parties agree that employees shall be eligible for insurance and other benefits as set forth in “[Johnstown America’s] Employee Guide” for Represented P&M employees, as amended during the negotiations which preceded the execution of this collective bargaining agreement. All insurance and other benefits addressed in this Appendix will be calculated using the Employee’s pension service date to determine the length of service.

27. In short, the parties agreed in the 1997 CBA to eliminate the mirroring agreement in Side Letter 22 and to instead provide that the provisions of the Johnstown America Employee Guide would govern retiree medical and life insurance benefits.

28. As set out in the Johnstown America Employee Guide, the relevant plans for medical and life insurance benefits were the Johnstown America Corporation Hourly Employees Medical Plan and the Johnstown America Corporation Hourly and Salaried Employees Basic Life Insurance Plan (the “Johnstown Plans”).

29. With respect to retiree medical and life insurance benefits, the Johnstown America Employee Guide states that:

Subject to collective bargaining, the company reserves the right to end, suspend, or amend the plans at any time, in whole or in part. This means [Johnstown America’s ERISA benefit plans] may be discontinued in part or in their entirety or modified to provide different benefits or different level of benefits, the price of coverage may be changed, or any other modification may be implemented. If any changes are made, you’ll be notified.

30. The Johnstown America Employee Guide also states that “medical benefits could be lost or delayed if . . . [s]ubject to collective bargaining, the plan is modified to reduce or eliminate certain benefits, or it ends.”

31. Pursuant to Article XXII thereof, the 1997 CBA expired on October 31, 2001.

32. From the day the 1997 CBA was ratified until the expiration of the agreement, Johnstown America provided retiree medical and life insurance benefits under the terms of the Johnstown America Employee Guide and the Johnstown Plans.

The Parties Litigated over the Ability of Johnstown America (now FreightCar) to Terminate Retiree Medical and Life Insurance Benefits and Eventually Entered into the Settlement Agreement

33. Following the expiration of the 1997 CBA, Johnstown America and the USW entered into negotiations for a new collective bargaining agreement.

34. During the negotiations, Johnstown America made a proposal to change the level of contributions for retiree medical and life insurance benefits. The reason for this proposed change related to Bethlehem’s reimbursement to Johnstown America for these benefits. As part of the asset purchase agreement under which Johnstown America acquired the Johnstown Facilities from Bethlehem, Bethlehem agreed to reimburse Johnstown America for the cost of retiree medical and life insurance benefits. However, as a result of Bethlehem’s financial difficulties and pending bankruptcy, Bethlehem notified Johnstown America that it would not make any further payments as of January 2002.

35. Johnstown America and the USW bargained to impasse over retiree medical and life insurance benefits, and Johnstown America implemented its final offer on January 21, 2002. Through the collective bargaining process, Johnstown America notified the USW that it would be unable to bear the cost of retiree medical and life insurance benefits, due to Bethlehem’s failure to honor its reimbursement obligations after January 2002. Johnstown America notified the affected retirees and surviving spouses by letter that it would be terminating these benefits on May 1, 2002.

36. The USW and the former employees (and surviving spouses of former employees) responded with the Deemer Litigation and the Britt Litigation. In those lawsuits, the USW and a class made up of the Retiree Defendants (excluding the Sowers Litigation class, which joined the Settlement Agreement later) alleged that medical benefits provided to the Retiree Defendants and life insurance benefits were vested and could not be changed. Johnstown America responded that it had fully complied with the terms of the Plan and had the legal right to reduce or eliminate retiree medical and life insurance benefits after bargaining to impasse over them.

37. On February 28, 2005, the USW and Johnstown America (now FreightCar) settled the Deemer Litigation and Britt Litigation. Under the Settlement Agreement, FreightCar agreed to pay contributions per eligible household for retiree medical coverage and continue the retirees’ life insurance benefits, and reserved the right to cease making contributions as of November 30, 2012 and to retain the position the Company asserted in the Deemer Litigation and Britt Litigation.

38. On January 1, 2006, The JAC-USWA Health and Welfare Plan became effective. The Plan addressed FreightCar’s contributions to retiree medical coverage and life insurance benefits. The Plan specifically addressed the duration, and vesting, of retiree benefits:

Special note with regard to retiree benefits. The sponsor is pleased at the present time to be able to provide the retiree benefits that are described in this plan. But, as with all other benefits under the plan, subject to any limitations relating to collective bargaining, the employer expressly reserves the right to change or terminate those retiree benefits at any time, both for individuals who are already retired at that time and employees who retire thereafter. While the employer does not at the present time have an intention of changing or ending the benefits, we must specifically emphasize that the act of retirement does not give the retiree a right to receive the same benefits under this plan for the rest of his or her life.

39. On August 5, 2008, FreightCar and the USW settled the subsequent Sowers Litigation, which addressed issues related to a plant closing. As part of that settlement, FreightCar agreed to make contributions to retiree medical coverage and continue life insurance benefits for the former employees of the closed plant, identified in the caption above, under the terms of the Settlement Agreement in the Deemer Litigation and Britt Litigation.

40. Notwithstanding its right to terminate contributions, FreightCar has continued to provide contributions for retiree medical coverage and life insurance benefits since November 30, 2012, as a good faith gesture while negotiations continued with respect to a potential renewed agreement that would provide for ongoing benefits.

FreightCar and the USW, Despite Two Years of Negotiations, Failed to Reach a New Agreement Regarding Contributions for Retiree Medical Coverage and Life Insurance Benefits

41. In June 2011, recognizing the approaching November 30, 2012 cutoff for contributions available to FreightCar under the Settlement Agreement, FreightCar and the USW began efforts to negotiate a new agreement for continuing Company contributions for retiree medical coverage and life insurance benefits.

42. The USW was the primary spokesperson at all negotiations on behalf of the Retiree Defendants. The USW periodically met with other USW representatives to evaluate various Company proposals throughout the negotiations. Upon information and belief, the Retiree Defendants explicitly assented to this representation by the USW.

43. From June 2011 until June 14, 2013, the parties negotiated in an attempt to reach a renewed agreement on contributions for retiree medical coverage and life insurance benefits. Despite FreightCar’s best efforts, the parties have been unable to reach a new agreement.

44. The parties’ efforts over the past two years of negotiations have demonstrated that an acceptable settlement concerning continuing contributions for medical coverage for the Retiree Defendants and the provision of life insurance benefits appears unlikely. Accordingly, FreightCar intends to terminate effective October 1, 2013 contributions for retiree medical coverage and life insurance benefits. FreightCar previously reserved the right to take this action under the express terms of the Plan.

45. FreightCar reasonably believes that the USW and the Retiree Defendants (as class representatives or class members) will initiate new litigation over the termination of contributions to retiree medical coverage and life insurance benefits. FreightCar bases this belief on the Deemer Litigation, Britt Litigation, Sowers Litigation, and the subsequent failed negotiations.

46. FreightCar brings this Declaratory Judgment action to confirm its rights with respect to its provision of retiree medical and life insurance benefits under the Plan, and the near certain litigation that will ensue.

COUNT I

Request for Declaratory Judgment that FreightCar Is Legally Entitled to Amend or Terminate the Plan and the Benefits Provided Thereunder

47. FreightCar re-alleges and incorporates by reference Paragraphs 1 through 46 as though fully set out herein.

48. An actual controversy exists between the parties concerning FreightCar’s right to modify, amend, or terminate retiree medical coverage and life insurance benefits provided currently and in the past. Not only do Defendants have a history of commencing litigation over the terms of the Plan, but the negotiations between FreightCar and the USW demonstrate that the Defendants intend to instigate new litigation if FreightCar decides to modify or terminate contributions to retiree medical coverage and life insurance benefits. A declaration by this Court of the parties’ respective rights and obligations pertaining to the retiree medical and life insurance benefits available, and FreightCar’s right to amend, modify, or terminate benefits under the Plan and its predecessors, is necessary to resolve this controversy.

49. Section 404(a)(1)(d) of ERISA requires that the Plan comply with the terms of the Plan documents under which FreightCar provides retiree medical coverage and life insurance benefits to the extent those terms comply with ERISA.

50. FreightCar, as the Plan’s sponsor, has complied with ERISA in the retiree benefits provided under the Plan.

51. Accordingly, a judicial declaration is necessary and appropriate at this time under all of the circumstances so that FreightCar may confirm its right to modify, amend, or terminate the medical coverage provided to the Retiree Defendants and the provision of life insurance benefits under the Plan.

REQUEST FOR RELIEF

52. WHEREFORE, FreightCar requests the following:

(a) A declaration that FreightCar, its designates, officers, directors, and agents may modify or terminate all welfare benefits provided to the Retiree Defendants by FreightCar;

(b) A declaration that FreightCar, its designates, officers, directors, and agents will not violate ERISA or the terms of the Plan in terminating welfare benefits or coverage addressed herein; or, alternatively,

(c) An order preliminarily and permanently enjoining the USW and Retiree Defendants from instituting any action in any other jurisdiction or venue against FreightCar, its designates, officers, directors, or agents with respect to the subject matter of this action, except by way of counterclaim herein; and

(d) Such additional relief as may be appropriate.

Dated: July 8, 2013	Respectfully submitted,

FREIGHTCAR AMERICA, INC.

/s/ Nancy G. Ross
One of its Attorneys

Nancy G. Ross

Kirk Watkins

Sam Myler

McDermott, Will & Emery LLP

227 West Monroe Street

Chicago, Illinois 60606-5096

T: (312) 372-2000

F: (312) 984-7700

ATTORNEYS FOR PLAINTIFF

FREIGHTCAR AMERICA, INC.